UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 18, 2013 (November 13, 2013)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), was held on November 13, 2013 (the “Annual Meeting”). On November 15, 2013, IVS Associates, Inc., the independent inspector of elections for the Annual Meeting (“IVS”), delivered its certification of final voting results for the Annual Meeting to the Company. The voting results show that a total of 19,906,650 shares of the Company’s common stock, out of a total of 23,885,495 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies at the Annual Meeting, and that the results for each proposal presented to shareholders at the Annual Meeting are as set forth below:

1. Election to the Company’s Board of Directors of 9 out of the following 11 director nominees:

	For	Withheld
Thomas H. Barr	14,906,357	*4,973,638
James W. Bradford	13,672,325	55,778
Sandra B. Cochran	14,915,940	*4,964,055
Glenn A. Davenport	14,915,273	*4,964,722
Richard J. Dobkin	13,672,027	56,076
Norman E. Johnson	14,916,216	*4,963,779
William W. McCarten	14,916,686	*4,963,309
Coleman H. Peterson	14,910,885	*4,969,110
Andrea M. Weiss	14,900,971	*4,979,024
Sardar Biglari	5,944,498	207,394
Philip L. Cooley	5,943,865	208,027

*	The Company’s proxy solicitor, MacKenzie Partners, Inc. (“MacKenzie”), has informed the Company that MacKenzie determined that The Lion Fund II, L.P. and its affiliates (“Lion Fund”) withheld 4,735,794 votes for each of Messrs. Barr, Davenport, Johnson, McCarten and Peterson and Mses. Cochran and Weiss.

The following 9 directors were elected at the Annual Meeting: Thomas H. Barr, James W. Bradford, Sandra B. Cochran, Glenn A. Davenport, Robert J. Dobkin, Norman E. Johnson, William W. McCarten, Coleman H. Peterson and Andrea M. Weiss. In addition, IVS has advised the Company that there were zero broker non-votes for proposal 1.

2. Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2013 proxy statement (“say-on-pay”):

For	Against	Abstentions
14,483,830	*5,227,996	168,158

*	MacKenzie has informed the Company that MacKenzie determined that Lion Fund cast 4,735,794 votes against the adoption of proposal 2.

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 2.

3. Ratification of the selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2014:

For	Against	Abstentions
19,470,823	341,068	94,759

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 3.

4. Adoption of a shareholder proposal supporting certain animal welfare policies of the Company, as further described in the Company’s 2013 proxy statement:

For	Against	Abstentions
12,354,148	493,625	7,032,206

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 4.

5. Rejection of a non-binding advisory vote on the payment by the Company of a special cash dividend of $20.00 per share to all shareholders, as publicly proposed by Lion Fund:

For	Against	Abstentions
*5,927,522	13,703,770	248,690

*	MacKenzie has informed the Company that MacKenzie determined that Lion Fund cast 4,735,794 votes for the adoption of proposal 5.

In addition, IVS has advised the Company that there were zero broker non-votes for proposal 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2013	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer